Exhibit (10)(a)
                          INDEPENDENT AUDITOR'S CONSENT


INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Post-Effective Amendment No. 3 to Registration Statement No. 033-65381 of Allstate Life of New York Separate Account A of Allstate Life Insurance Company of New York on Form N-4 of our report dated February 19, 1999, appearing in the Annual Report on Form 10-K of Allstate Life Insurance Company of New York for the year ended December 31, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is part of such Registration Statement.

We also consent to the use of our report dated February 19, 1999, related to Allstate Life Insurance Company of New York, and to the use of our report dated March 18, 1999, related to Allstate LIfe of New York Separate Account A, and to the reference to us under the heading "Experts", which appear in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago Illinois
April 26, 1999